UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2024

NiSource Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	NI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below are the matters acted upon by the stockholders of the Company at the Annual Meeting held on May 13, 2024, as described in the Company’s Proxy Statement filed on April 1, 2024, and the final voting results for each matter.

Proposal 1: Election of Directors. The number of votes cast for and against each nominee, as well as the number of abstentions and broker non-votes, were as follows:

Name of Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter A. Altabef	355,976,072	3,548,915	573,495	31,504,507
Sondra L. Barbour	356,817,369	2,755,686	525,427	31,504,507
Theodore H. Bunting, Jr.	357,045,023	2,502,663	550,796	31,504,507
Eric L. Butler	352,452,420	7,117,449	528,613	31,504,507
Deborah A. Henretta	348,720,680	10,857,828	519,974	31,504,507
Deborah A.P. Hersman	357,050,643	2,471,502	576,337	31,504,507
Michael E. Jesanis	356,944,097	2,613,802	540,583	31,504,507
William D. Johnson	356,154,142	3,399,477	544,863	31,504,507
Kevin T. Kabat	341,727,766	17,753,124	617,592	31,504,507
Cassandra S. Lee	356,829,262	2,701,065	568,155	31,504,507
John McAvoy	357,620,223	1,953,617	524,642	31,504,507
Lloyd M. Yates	356,770,557	2,715,126	612,799	31,504,507

Each nominee was elected.

Proposal 2: Approval of Named Executive Officer Compensation on an Advisory Basis. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
347,388,459	11,849,767	860,256

There were 31,504,507 broker non-votes as to Proposal 2.

Proposal 2 was approved on an advisory basis.

Proposal 3: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2024. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
374,754,012	16,279,389	569,588

There were no broker non-votes as to Proposal 3.

Proposal 3 was approved.

Proposal 4: Approval of Amended and Restated Employee Stock Purchase Plan to Increase the Number of Shares Available Under the Plan. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
356,921,401	2,656,683	520,398

There were 31,504,507 broker non-votes as to Proposal 4.

Proposal 4 was approved.

Proposal 5: Stockholder Proposal Requesting that the Board Amend Bylaws Requiring Stockholder Approval of Director Compensation. The number of votes cast for and against this matter, as well as the number of abstentions, were as follows:

Votes For	Votes Against	Abstentions
8,164,688	350,185,104	1,748,690

There were 31,504,507 broker non-votes as to Proposal 5.

Proposal 5 was not approved.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISOURCE INC.

May 13, 2024	By:	/s/ Kimberly S. Cuccia
Kimberly S. Cuccia
Senior Vice President, General Counsel and Corporate Secretary